UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 11, 2005
Pioneer Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31230 (Commission File Number)	06-1215192 (IRS Employer Identification No.)

700 Louisiana, Suite 4300, Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 570-3200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On August 11, 2005, David N. Weinstein resigned as Chairman of the Board and a director of Pioneer Companies, Inc., a Delaware corporation (the “Company”), effective as of December 31, 2005. On August 15, 2005, the Company issued a press release announcing Mr. Weinstein’s resignation. A copy of such press release is being filed as an exhibit to this report.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits.

Exhibit number	Description
99.1	Press Release of August 15, 2005
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER COMPANIES, INC.

By:	/s/ Kent R. Stephenson

Kent R. Stephenson
Vice President, General
Counsel and Secretary
Dated: August 16, 2005

EXHIBIT INDEX

Exhibit number	Description
99.1	Press Release of August 15, 2005